SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-12

                            FFD FINANCIAL CORPORATION
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:


            ---------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:


            ---------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


            ---------------------------------------------------------------
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      5)    Total fee paid:


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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


            ---------------------------------------------
      2)    Form, Schedule or Registration Statement No.:


            ---------------------------------------------
      3)    Filing Party:


            ---------------------------------------------
      4)    Date Filed:


            ---------------------------------------------

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      The 2005 Annual Meeting of Shareholders of FFD Financial Corporation ("FFD") will be held at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, on October 25, 2005, at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more thoroughly described in the accompanying Proxy Statement:

            1.    To elect five directors of FFD for terms expiring in 2006; and

            2. To transact such other business as may properly come before the Annual Meeting or any adjournments.

      Only FFD shareholders of record at the close of business on September 26, 2005, will be entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournment of the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Submitting a Proxy does not affect your right to vote in person if you attend the Annual Meeting.

                                        By Order of the Board of Directors



Dover, Ohio                             Trent B. Troyer, President and
September 30, 2005                      Chief Executive Officer

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                                 PROXY STATEMENT

                                     PROXIES

      The Board of Directors of FFD Financial Corporation ("FFD") is soliciting the enclosed Proxy for use at the 2005 Annual Meeting of Shareholders of FFD and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, on October 25, 2005, at 1:00 p.m., local time. You may ensure your representation at the Annual Meeting by signing, dating and returning the enclosed Proxy. The Proxy will not be used for any other meeting.

      Without affecting any vote previously taken, you may revoke your Proxy by either (i) submitting a written revocation or a later-dated proxy which is received by FFD before the Proxy is exercised or (ii) attending the Annual Meeting and revoking the Proxy in open meeting or voting in person before the Proxy is exercised. Attending the Annual Meeting will not, by itself, revoke a Proxy.

      Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as directed by the shareholder or, in the absence of specific instructions to the contrary, will be voted:

            FOR the reelection of Richard A. Brinkman, Jr., Stephen G. Clinton, Leonard L. Gundy, Enos L. Loader and Robert --- D. Sensel as directors of FFD for terms expiring in 2006.

      Proxies may be solicited by the directors, officers and other employees of FFD and its subsidiary, First Federal Community Bank ("First Federal"), in person or by telephone, telegraph, mail, facsimile or electronic mail for use only at the Annual Meeting. FFD will bear the costs of preparing, assembling, printing and mailing this Proxy Statement and the enclosed Proxy and will pay all other costs incurred in the solicitation of Proxies by the Board of Directors.

      Only FFD shareholders at the close of business on September 26, 2005, are entitled to notice of, and to vote at, the Annual Meeting, and each shareholder is entitled to cast one vote for each share then owned. According to FFD's records, as of September 26, 2005, there were 1,192,253 votes entitled to be cast at the Annual Meeting.

      This Proxy Statement is first being mailed to FFD shareholders on or about September 30, 2005.

                                  REQUIRED VOTE

      Each shareholder of FFD is entitled to cast one vote for each share owned on September 26, 2005. Under Ohio law and FFD's Code of Regulations (the "Regulations"), the following proposal must receive the vote indicated to be adopted:

             Proposal                                Required Vote
             --------                                -------------

      Election of Directors          The five nominees receiving the
                                            greatest number of votes will be
                                            elected to the Board of Directors

      If you hold shares in "street name," you should review the information provided to you by your nominee, such as your broker or bank. This information will describe the procedures you must follow to instruct the nominee how to vote the street name shares and how to revoke previously given instructions.

      If your shares are held in street name and you do not return a proxy card, broker/dealers have the authority, under applicable rules of The NASDAQ Stock Market ("NASDAQ") and the other self-regulatory organizations of which they are members, to vote your shares in their discretion on certain routine matters. The election of directors is considered routine. Consequently, if you do not provide a proxy to vote your shares, your brokerage firm may elect to vote or not vote your shares for you. Proxies signed and submitted by broker/dealers which have not been voted are referred to as "non-votes." Broker non-votes and Proxies as to which the authority to vote is withheld are counted toward the establishment of a quorum, but are not counted toward the election of directors.

      If you sign and date a Proxy but do not specify how you wish for it to be voted, it will be voted FOR the reelection of the five nominees for director.

                             OWNERSHIP OF FFD SHARES

         The following table provides certain information about the number of FFD common shares beneficially owned as of September 26, 2005, by the directors and executive officers of FFD.

                                                                       Percent of total
Name (1)                                     Number of shares (2)       outstanding (3)
--------                                     --------------------       ---------------
Richard A. Brinkman, Jr.                           2,000(4)                   0.17
Stephen G. Clinton                                35,705(5)                   2.97
Leonard L. Gundy                                   6,799(6)                   0.57
Enos L. Loader                                    27,741(7)                   2.31
Robert D. Sensel                                  32,500(8)                   2.73
Trent B. Troyer                                   30,732(9)                   2.58
All directors and executive officers of
    FFD as a group (9 persons)                   198,118(10)                  16.10

----------
(1) Each of the persons listed on this table may be contacted at FFD's address at 321 North Wooster Avenue, Dover, Ohio 44622.

(2) All shares are directly owned with sole voting or investment power unless otherwise indicated.

(3) Assumes a total of 1,192,253 FFD shares outstanding, plus the number of shares the person or group has the right to acquire within 60 days.

(4) Includes 1,000 shares as to which Mr. Brinkman has shared voting and investment power as trustee.

(5) Includes 8,945 shares that may be acquired upon the exercise of options awarded under the FFD Financial Corporation 1996 Stock Option and Incentive Plan (the "1996 Plan"), 14,117 shares as to which Mr. Clinton has shared voting power as trustee of the First Federal Community Bank Recognition and Retention Plan (the "RRP") and 1,850 shares held jointly with his spouse.

(6) Includes 5,367 shares that may be acquired upon the exercise of options awarded under the 2002 Stock Option Plan for Non-Employee Directors.

(7) Includes 8,945 shares that may be acquired upon the exercise of options awarded under the 1996 Plan, 14,117 shares as to which Mr. Loader has shared voting power as trustee of the RRP and 1,000 shares held jointly with his spouse.

(8)   Includes 10,000 shares held by Mr. Sensel's spouse.

(9) Includes 800 shares that may be acquired upon the exercise of options awarded under the 1996 Plan, 14,117 shares as to which Mr. Troyer has shared voting power as trustee of the RRP and 13,384 shares held in the FFD Financial Corporation Employee Stock Ownership Plan (the "ESOP").

(10) Includes 38,041 shares that may be acquired in the next 60 days upon the exercise of options and 39,161 shares held in the ESOP.

      The following table sets forth certain information about the only persons known to FFD to beneficially own more than five percent of the outstanding common shares of FFD as of September 26, 2005:

                                       Amount and nature of           Percent of
Name and address                       beneficial ownership       shares outstanding
----------------                       ---------------------      ------------------
FFD Financial Corporation
  Employee Stock Ownership Plan
First Bankers Trust Services, Inc.
1201 Broadway
Quincy, Illinois  62301                      133,933(1)                  11.23%

----------
(1) Includes 26,354 unallocated shares as to which First Bankers Trust Services, Inc. (the "ESOP Trustee") has sole voting power. The ESOP Trustee also has voting power over shares that have been allocated to the account of an ESOP participant but as to which no voting instructions are given by the participant. The ESOP Trustee has limited investment power over all 133,933 shares.

                   ELECTION OF DIRECTORS AND BOARD INFORMATION

      The Board of Directors of FFD takes a critical role in guiding FFD's strategic direction and overseeing FFD's management. There are five members of FFD's Board of Directors, each of whom is elected to serve for a one-year term and until his respective successor is duly elected and qualified. The Board has determined that each of the directors, with the exception of Mr. Gundy, is an "independent director" under applicable NASDAQ rules.

Nominations Process and Candidate Selection

      FFD's Nominating Committee oversees the nominations process and recommends to the Board a slate of nominees for election as directors. The members of the Nominating Committee are Mr. Brinkman, Mr. Clinton, Mr. Loader and Mr. Sensel, each of whom is independent under NASDAQ rules. The Nominating Committee operates pursuant to a charter that sets forth its various responsibilities regarding the nominations process. A copy of the Nominating Committee Charter was attached as Exhibit A to the proxy statement for the 2004 annual meeting of shareholders. The charter is not currently available on FFD's website.

      The Nominating Committee has not established a formal process for identifying and evaluating nominees due to the committee's desire to approach the process according to the composition of the Board at the time. However, the process for identifying and evaluating nominees is generally as follows: In the case of incumbent directors, the Nominating Committee reviews each director's overall service to FFD during his term of service, including the number of meetings attended, level of participation and quality of performance and the director's desire to continue to serve. The Nominating Committee will then either nominate incumbent directors for reelection or, if the committee feels a new director is necessary or desirable, will use its network of contacts to compile a list of potential candidates. The committee then meets to discuss and consider each candidate's qualifications and chooses the nominees by majority vote. In the case of new director candidates, the committee looks at the potential nominee's skills and experience and also determines whether the nominee is "independent" and whether the new director must be independent for FFD to remain in compliance with NASDAQ listing requirements.

      The Nominating Committee does not have any specific criteria that it believes nominees for election as directors of FFD must meet. However, factors such as community involvement, marketing or sales experience, financial expertise, business experience and business development expertise are all considered when evaluating potential nominees.

      The Nominating Committee will consider director candidates recommended by shareholders. The Nominating Committee charter provides that the committee will receive and evaluate candidates recommended by shareholders equally, and using the same criteria, as recommendations from the Board, the committee, management or other sources. Other than as set forth in the charter, the Nominating Committee does not have any other policies regarding the consideration of candidates recommended by shareholders. The lack of policies regarding shareholder recommendations is primarily due to FFD's lack of experience with such recommendations and the need to evaluate any such recommendations on a case-by-case basis.

      A shareholder who wishes to make a recommendation for a director candidate should contact the Board of Directors in the manner described in this Proxy Statement under the heading "Shareholder Communications with Directors." Any shareholder wishing to make a formal nomination for a director candidate must follow the procedures set forth in Section 2.03 of FFD's Regulations. This section provides that nominees for election as directors may be proposed only by a shareholder entitled to vote for directors if the shareholder has submitted a written nomination to the Secretary of FFD by the later of the July 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of FFD owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

Election of Directors

      Pursuant to the Nominating Committee's recommendation, the Board of Directors proposes the reelection of the following persons to serve as directors of FFD until the annual meeting of shareholders in 2006 and until their successors are duly elected and qualified:

      Name                             Age          Director of FFD since
      ----                             ---          ---------------------
      Richard A. Brinkman, Jr.         50                   2003
      Stephen G. Clinton               52                   1996
      Leonard L. Gundy                 56                   2002
      Enos L. Loader                   68                   1998
      Robert D. Sensel                 60                   1996

      Richard A. Brinkman, Jr. is the Chief Executive Officer of Tuscarawas County AAA, a position he has held since 1993. Mr. Brinkman is also the Chairman of the Ohio Conference of AAA Clubs, Vice Chair of the Tuscarawas County Port Authority and is involved in several other community and civic organizations.

      Stephen G. Clinton is President and a director of Capital Market Securities, Inc., a brokerage firm located in Kent, Ohio and until 2004 served as Vice President of Young & Associates, a financial institution consulting and capital markets firm also located in Kent. Prior to joining Capital Market Securities in 2001, Mr. Clinton was a principal of Tucker Anthony Capital Markets, an investment banking firm headquartered in Boston, Massachusetts, providing assistance to financial institutions in their implementation of capital strategies, and the President of National Capital Companies, LLC, an investment banking firm.

      Leonard L. Gundy is President of Benchmark Construction, Inc. located in New Philadelphia, Ohio. Mr. Gundy has served as President of Benchmark, formerly Gundy Construction, Inc., since 1967.

      Enos L. Loader was employed by Bank One Dover N.A. for 38 years, retiring in 1998 as Executive Vice President and Chief Operating Officer. He currently provides business financial consulting to several firms.

      Robert D. Sensel has been President, Chief Executive Officer and a director of Dover Hydraulics, Inc., Dover, Ohio, since 1984. Dover Hydraulics is involved in the manufacture, repair and distribution of hydraulic cylinders and components for the steel, construction and mining industries.

      If any nominee is unable to stand for election, any Proxies granting authority to vote for that nominee will be voted for the substitute nominee, if any, recommended by the Board of Directors.

      Your Board of Directors recommends that you vote FOR the reelection of the above-named nominees.

      Each of the directors of FFD is also a director of First Federal. Mr. Clinton and Mr. Sensel became directors of FFD in 1996 in connection with the conversion of First Federal from mutual to stock form and the formation of FFD as the holding company for First Federal (the "Conversion"). Mr. Loader was appointed to the Board of Directors of FFD effective June 1, 1998, Mr. Gundy was elected as a director at the 2002 annual meeting of shareholders and Mr. Brinkman was elected at the 2003 annual meeting of shareholders.

      Upon the retirement of a director from service, FFD may appoint such person to serve as a Director Emeritus of FFD. Directors Emeritus serve for one-year terms and are appointed annually by the Board of Directors of FFD. Directors Emeritus may attend and participate in meetings but do not have voting privileges. Currently, J. Richard Gray, Richard J. Herzig and Roy O. Mitchell, Jr. serve as Directors Emeritus.

Meetings of the Board and Committees

      FFD's Board of Directors met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2005, as did the Board of Directors of First Federal. FFD has a standing Audit Committee, Stock Option Committee, ESOP Committee and Nominating Committee. FFD does not have a compensation committee and, in accordance with NASDAQ rules, the independent directors determine the compensation of FFD's executive officers. Each director attended at least 75% of the total aggregate meetings of the Board of Directors and the meetings of the Board committees on which he served during the last fiscal year.

      Audit Committee. The Audit Committee is responsible for selecting and engaging a firm to serve as the independent auditor of FFD and for overseeing FFD's financial reporting process. The Audit Committee met five times during the fiscal year ended June 30, 2005. The members of the Audit Committee are Mr. Brinkman, Mr. Clinton and Mr. Loader, each of whom is independent under applicable NASDAQ rules. The duties of the Audit Committee are more thoroughly set forth in the Amended and Restated Audit Committee Charter (the "Audit Charter"), which was attached as Annex A to the Proxy Statement for the 2003 annual meeting of shareholders. Pursuant to the terms of the Audit Charter, at least one member of the Audit Committee must be a "financial expert." The Board of Directors has determined that Mr. Clinton, the Chairman of the Audit Committee, is a financial expert.

      Nominating Committee. As is more thoroughly discussed under "Nominations Process and Candidate Selection" above, the Nominating Committee is responsible for recommending to the Board of Directors a slate of candidates for election as directors. The committee is comprised of Mr. Brinkman, Mr. Clinton, Mr. Loader and Mr. Sensel, each of whom is independent under applicable NASDAQ rules. The Nominating Committee met once during the last fiscal year.

      Stock Option Committee. The Stock Option Committee is responsible for administering the 1996 Plan, including interpreting the plan and granting options pursuant to its terms. All of the directors are members of the Stock Option Committee. The Stock Option Committee met once during the 2005 fiscal year.

      ESOP Committee. The ESOP committee is responsible for administering and overseeing the ESOP. All of the directors serve on the ESOP Committee. The ESOP Committee met once during the last fiscal year.

Shareholder Communications with Directors

      A shareholder may communicate with the Board of Directors by mailing a written communication addressed to the full Board of Directors, or to an individual director or group of directors, at FFD's address at 321 North Wooster Avenue, Dover, Ohio 44622. All such communications will be forwarded unopened
(i) to an independent director if addressed to the full Board, (ii) to the specified director, or (iii) if addressed to a group of directors, to a member of such group.

Director Attendance at the Annual Meeting

      FFD encourages and expects all directors and nominees for election as a director to attend each annual meeting of shareholders. Any director or nominee who cannot attend an annual meeting is expected to notify FFD of his inability to attend as far in advance of the annual meeting as possible. All of the directors and nominees for election attended the 2004 annual meeting of shareholders.

                               EXECUTIVE OFFICERS

      The following information describes the business experience during the past five years of FFD's and First Federal's executive officers:

      Trent B. Troyer, age 42, has served as the President and Chief Executive Officer of FFD and First Federal since October 2000. From March 1997 to October 2000, Mr. Troyer was employed by First Federal as Senior Vice President of Commercial Lending.

      Robert R. Gerber, age 56, has served as Vice President, Treasurer and Chief Financial Officer of FFD and First Federal since October 2000. Mr. Gerber served as President of FFD and First Federal from 1996 until October 2000.

      Scott C. Finnell, age 36, has served as Executive Vice President of FFD and First Federal since November 2000. From 1998 until joining FFD and First Federal, Mr. Finnell was employed by Bank One, N.A. as Vice President, Commercial Lending.

      Sally K. O'Donnell, age 50, is the Secretary of both FFD and First Federal and is Senior Vice President of Retail Lending of First Federal. From 1998 until joining FFD and First Federal in April 2003, Ms. O'Donnell was the President of the Dover Market and District Manager of Retail Lending with Bank One, N.A. Ms. O'Donnell was named Secretary of FFD and First Federal in October 2004.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

      The following table includes compensation paid to Mr. Troyer, the President and Chief Executive Officer of FFD and First Federal. No other executive officer of FFD or First Federal earned salary and bonus in excess of $100,000 during the periods reported.

                           Summary Compensation Table
                           --------------------------

                                -------------------------------------------------------------------------------------------
                                Annual compensation (1)                         Long-term compensation
                                ----------------------- -------------------------------------------------------------------
                                                                         Awards                            Payouts
                                                        ---------------------------------------    ------------------------
Name and principal     Year       Salary        Bonus   Restricted stock  Securities underlying     LTIP        All other
position                           ($)           ($)         awards           options/SARs         payouts     compensation
                                                               ($)                 (#)               (#)            (2)
---------------------------------------------------------------------------------------------------------------------------
Trent B. Troyer,
President and          2005       $98,000      $19,000          --                   --               --          $23,863
Chief Executive        2004       $93,000      $18,000          --                2,000               --          $24,895
Officer                2003       $88,500      $12,500          --                1,000               --          $20,035

----------
(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Troyer, the cost of which was less than 10% of his compensation.

(2) Consists of the value of allocations to Mr. Troyer's ESOP account and $373 in annual premiums for term life insurance for Mr. Troyer.

Stock Option Value and Grant Information

      The following table sets forth information regarding the number and value of unexercised options held by Mr. Troyer at June 30, 2005:

               Aggregated Option/SAR Exercises in Last Fiscal Year
               ---------------------------------------------------
                          and 6/30/05 Option/SAR Values
                          -----------------------------

                                                        Number of securities           Value of unexercised
                       Shares                          underlying unexercised         "in-the-money" options/
                    acquired on         Value        options/SARs at 6/30/05 (#)       SARs at 6/30/05 ($)(1)
Name                exercise (#)     realized ($)     exercisable/unexercisable      exercisable/unexercisable
----                ------------     ------------     --------------------------     -------------------------
Trent B. Troyer          --               --                4,952/3,000                   $26,144/$10,254

(1) For purposes of this table, the value of the options was determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price of the option and the closing price of FFD's common shares of $17.05 per share on June 30, 2005. The exercise price of 2,952 of Mr. Troyer's options is $11.17 per share, the exercise price of 2,000 of Mr. Troyer's options is $12.00 per share, the exercise price of 1,000 of Mr. Troyer's options is $12.48 per share and the exercise price of 2,000 of Mr. Troyer's options is $14.88 per share.

Change of Control Agreement

      FFD has entered into a change of control agreement with Mr. Troyer. The change of control agreement provides that if Mr. Troyer's employment is terminated by FFD without "just cause" (as defined in the agreement), or by Mr. Troyer for specified reasons set forth in the agreement, at any time during the six months preceding or one year following a change of control (as defined in the agreement), FFD will (i) pay the premiums required to maintain coverage for Mr. Troyer and his dependents in all programs subject to the benefit provisions of COBRA until the earlier of the date replacement coverage is obtained or the one year anniversary of the termination and (ii) pay Mr. Troyer an amount equal to 200% of his then current annual salary.

      If the sum of these payments and any other payments or benefits constitutes "excess parachute payments" to Mr. Troyer under the Internal Revenue Code, then the amounts due under the change of control agreement will be reduced to the maximum amount that would not be an "excess parachute payment."

      FFD is not a party to any other agreements that, upon the resignation or retirement of an executive officer or upon the occurrence of a change in control, would result in payments to an executive officer exceeding $100,000.

Director Compensation

      Each director of FFD who is not an executive officer receives a fee of $300 per regular FFD Board of Directors meeting attended and $100 per special meeting attended. Each director of First Federal who is not an executive officer receives a fee of $700 per regular First Federal Board of Directors meeting attended and $100 per special meeting attended. In addition, directors who are not executive officers of either FFD or First Federal receive a fee of $25 per committee meeting attended and members of the Audit Committee of FFD and the Senior Loan Committee of First Federal receive $100 per committee meeting. Mr. Loader receives $20,000 for his service as Chairman of the Board of Directors of First Federal. Directors Emeritus receive $150 per month from FFD and $350 per month from First Federal.

                               OTHER BENEFIT PLANS

Recognition and Retention Plan

      There are currently 14,117 shares remaining in the RRP, 400 of which have been awarded and not forfeited. When shares are granted from the RRP, one-fifth of such shares become vested and non-forfeitable on each of the first five anniversaries of the date of the award.

Employee Stock Ownership Plan

      FFD has established the ESOP for the benefit of employees of FFD and its subsidiaries, including First Federal, who are age 21 or older and who have completed at least one year of service with FFD and its subsidiaries. The ESOP provides an ownership interest in FFD to all eligible full-time employees of First Federal. The ESOP trust borrowed funds from FFD with which it acquired 116,380 common shares in the Conversion. Due to subsequent purchases of shares by the ESOP trust and distributions to employees upon termination of employment, there are currently 133,933 shares held by the ESOP.

      Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during a plan year, all other participants must have completed at least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years of service.

                              CERTAIN TRANSACTIONS

      First Federal makes loans to executive officers and directors of FFD and First Federal in the ordinary course of business. All amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the federal securities laws, FFD's directors and executive officers and persons holding more than 10% of the common shares of FFD are required to report their ownership of common shares and any changes in such ownership to both the Securities and Exchange Commission (the "SEC") and FFD. To FFD's knowledge, based solely upon a review of such reports and written representations that no other reports were required during the fiscal year ended June 30, 2005, no directors, officers or 10% holders failed to timely file any such reports.

                              SELECTION OF AUDITOR

      The Audit Committee has selected Grant Thornton LLP ("Grant Thornton") as FFD's auditor for the current fiscal year. The Audit Committee and management expect that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

      The Audit Committee is responsible for overseeing FFD's accounting functions and controls, as well as selecting an accounting firm to audit FFD's financial statements. The Board of Directors has adopted the Audit Charter to set forth the Audit Committee's responsibilities.

      As required by the Audit Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No.
1. The Audit Committee reviewed the audited financial statements with FFD's management. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from FFD, as well as the matters required to be discussed by Statement of Auditing Standards 61, as amended. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

      o Grant Thornton's responsibilities in accordance with generally accepted auditing standards

      o The initial selection of, and whether there were any changes in, significant accounting policies or their application

      o     Management's judgments and accounting estimates

      o     Whether there were any significant audit adjustments

      o     Whether there were any disagreements with management

      o     Whether there was any consultation with other accountants

      o Whether there were any major issues discussed with management prior to Grant Thornton's retention

      o Whether Grant Thornton encountered any difficulties in performing the audit

      o Grant Thornton's judgments about the quality of FFD's accounting principles

      o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee has approved the audited financial statements for inclusion in FFD's Annual Report on Form 10-KSB for the year ended June 30, 2005, to be filed with the SEC.

      Richard A. Brinkman, Jr.
      Stephen G. Clinton
      Enos L. Loader

Audit and Non-Audit Fees

      The following table sets forth fees paid by FFD to Grant Thornton for the audit of FFD's annual financial statements for the years ended June 30, 2005 and June 30, 2004, and fees billed for other services rendered by Grant Thornton during those periods.

                                               Year ended            Year ended
            Type of fees                      June 30, 2005        June 30, 2004
            ------------                      -------------        -------------
      Audit fees (1)                             $49,510              $44,570

      Audit related fees (2)                      15,000                4,000

      Tax fees (3)                                 3,899                5,255

      All other fees (4)                           1,800                   --
                                                 -------              -------
      Grant Thornton total fees                  $70,209              $54,005
                                                 =======              =======

----------
(1) These are fees for professional services performed by Grant Thornton for the audit of FFD's annual financial statements and review of financial statements included in FFD's Forms 10-QSB, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(2) These are fees for assurance and related services that are reasonably related to the performance of the audit or review of FFD's financial statements, such as consultations regarding the impact of accounting pronouncements and the implementation of internal control procedures.

(3) These are fees for professional services performed by Grant Thornton with respect to tax compliance, tax advice and tax planning, such as the preparation of federal, state and local tax returns.

(4) These are fees for any other work that is not included in any of the above categories.

      The Audit Committee pre-approves all services to be performed by FFD's independent auditor and during the year ended June 30, 2005, all services provided by Grant Thornton to FFD were approved in advance by the Audit Committee.

                              SHAREHOLDER PROPOSALS

      Shareholders of FFD desiring to submit proposals to be considered for inclusion in FFD's Proxy Statement and form of Proxy (the "Proxy Materials") for the 2006 Annual Meeting of Shareholders (the "2006 Annual Meeting") must provide their proposals by certain deadlines. To be included in the Proxy Materials, a shareholder proposal must be received by FFD no later than June 2, 2006. If a shareholder intends to present a proposal at the 2006 Annual Meeting and the proposal was not included in the Proxy Materials, then the proxies designated by the FFD Board of Directors for the 2006 Annual Meeting will be entitled to vote on such proposal in their discretion, despite the exclusion of any discussion of the matter in the Proxy Materials, if the proposal is not received by FFD before August 16, 2006.

                                  OTHER MATTERS

      The Board of Directors knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting. FFD's 2005 Annual Report to Shareholders, including financial statements, is enclosed with this Proxy Statement. Any shareholder who has not received a copy of the 2005 Annual Report may obtain a copy, free of charge, by writing to FFD. The 2005 Annual Report is not part of the proxy solicitation materials and is not incorporated herein by reference.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                        By Order of the Board of Directors



Dover, Ohio                             Trent B. Troyer, President and
September 30, 2005                      Chief Executive Officer

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            FFD FINANCIAL CORPORATION

          FFD FINANCIAL CORPORATION 2005 ANNUAL MEETING OF SHAREHOLDERS

                                October 25, 2005

      The undersigned shareholder of FFD Financial Corporation ("FFD") hereby constitutes and appoints Leonard L. Gundy and Enos L. Loader, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 2005 Annual Meeting of Shareholders of FFD to be held on October 25, 2005, at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, at 1:00 p.m. local time (the "Annual Meeting"), all of the shares of FFD which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1. The election of the five directors listed below (except as marked to the contrary below):

              Richard A. Brinkman, Jr.           Enos L. Loader
              Stephen G. Clinton                 Robert D. Sensel
              Leonard L. Gundy

              |_|  FOR                           |_|  WITHHOLD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

--------------------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: Please sign and date this Proxy on the reverse side.

      Your Board of Directors recommends that you vote "FOR" the nominees for director listed above.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR the nominees listed.

      All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2005 Annual Meeting of Shareholders of FFD and of the accompanying Proxy Statement is hereby acknowledged.

      Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


------------------------------                ------------------------------
Signature                                     Signature


------------------------------                ------------------------------
Print or Type Name                            Print or Type Name


Dated:                                        Dated:
       -----------------------                       -----------------------

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.